American International Construction Inc.
             A Division Of American International Consolidated Inc.
                                 14603 Chrisman
                              Houston, Texas 77039
                       (281) 449-9000 * Fax (281) 442-6351




September 19, 1997


Mr. Ken Maddox
M.B.C.I.
14031 West Hardy
Houston, Texas 77238


Re: Loan Agreement - April 24, 1996

Dear Ken:

     During the process of refiling our Registration Statement with the S.E.C., and the review by our accountants Hein + Associates LLP, it has been noted that we need to update your consent relative to the following Negative Covenants in the referenced loan agreement with your company (the " Loan"). Accordingly, please acknowledge or confirm the following:

     (A) - AICI has acquired a 37.5% interest in a Limited Liability Company. This Limited Liability Company is a general partner (45% ownership) in a Limited Partnership that owns a mini-storage project (U.S. Storage/Westheimer). This acquisition of ownership was acquired in order for AICI to secure the construction contract for the related mini-storage project for approximately $1.4 million.

     I. - M.B.C.I. hereby acknowledges and consents to this investment and waives any remedies provided pursuant to the Loan as a result of this covenant violation.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (B) - AICI has acquired a 24.5% interest in a Limited Liability Company which is a general partner (45% ownership) in a Limited Partnership that owns a mini-storage project (U.S. Storage/Woodlands). This acquisition of ownership was acquired in order for AICI to serve the construction contract for the related mini-storage project for approximately $1.5 million.

     II. - M.B.C.I. hereby acknowledges and consents to this investment and waives any remedies provided pursuant to the Loan as a result of this covenant violation.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)







                            "Quality Brings Success"

Mr. Ken Maddox
September 19, 1997
Page 2


     (C) - AICI has acquired a 24.5% interest in a Limited Liability Company which is a general partner (45% ownership) in a Limited Partnership that owns a mini-storage project (U.S. Storage/Atascocita). This acquisition of ownership was acquired in order for AICI to serve the construction contract for the related mini-storage project for approximately $900,000.00.

III. M.B.C.I. hereby acknowledges and consents to this investment and waives any remedies provided pursuant to the Loan as a result of this covenant violation.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (D) - AICI is currently delinquent in the timely payment of its accounts payable with M.B.C.I. and it is estimated the amount past due (over 45 days old) will range from $.5 to $1 million.

     IV. - M.B.C.I. hereby acknowledges notification of this past due amount and waives any remedies provided pursuant to the Loan as a result of this covenant violation through December 31, 1997.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (E) - AICI did not reach its Earnings Before Interest Covenant requirements of 1.5% of gross revenues as of April 30, 1997.

     V. - M.B.C.I. hereby acknowledges notification of this deficiency in required gross profit and waives any remedies provided pursuant to the Loan as a result of this covenant violation through December 31, 1997.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     (F) - AICI did not provide M.B.C.I. with additional financial statements within 90 days of April 30, 1997.

     VI. - M.B.C.I. hereby acknowledges this covenant violation and waives any remedies provided pursuant to the Loan as a result of this covenant violation through December 31, 1997.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

Mr. Ken Maddox
September 19, 1997
Page 3

     (G) - AICI  has  contacted  a  realtor  in order to  market  the  company's
principal   office  and  warehouse   facility  in  an  effort  to  consummate  a
sale/leaseback arrangement.

VII. - M.B.C.I. hereby acknowledges notification of AICI's intent.

                                      /s/ Kenneth W. Maddox
                                      ------------------------------------------
                                     (Acknowledgment)

     Your prompt response to the items addressed will be greatly appreciated. Please feel free to contact John Wilson, Bill Betzler or me if you need any further information.

Sincerely,

/s/ Jim Williams
------------------------------------
Jim Williams
VP- Finance

Enclosures
cc:      John Wilson
         Bill Betzler

JW/ad

STATE OF TEXAS

COUNTY OF HARRIS

SWORN TO AND SUBSCRIBED by the said Kenneth W. Maddox before and undersigned, a Notary Public in and for the County and State aforesaid this 16th day of October, 1997.

My Commission Expires
3-4-99                                    /s/ Cathy J. Noel
------                                    --------------------------------------
                                          Notary Public


Cathy J. Noel
Notary Public State of Texas
Commission Expires 3-4-99